[LOGO OF SOUTHLAND CORPORATION APPEARS HERE]

                                                                   EXHIBIT 10.20

                                PURCHASE ORDER
                                ISSUING OFFICE:
                                CORPORATE PROCUREMENT OFFICE
                                P.O. BOX 711
                                DALLAS, TEXAS 75221-0711

                                                    No. B 605955
                                                    THIS PURCHASE ORDER NUMBER
                                                    MUST BE SHOWN ON TAG, BOX,
                                                    BILL OF LADING OR EXPRESS
                                                    RECEIPT AND ON THE INVOICE.
                                                    COPY OF PAID FREIGHT BILL
                                                    MUST ACCOMPANY INVOICE FOR
                                                    OTHER THAN FOB DESTINATION
                                                    SHIPMENT OR THIRD PARTY
                                                    FREIGHT BILLING.
                                                 ** BLANKET ORDER **

DATE
        12-13-96
                                                 SOUTHLAND CORP. OFFICE
        TURBOCHEF                                STORES EQUIP PURCHASING
        10500 METRIC DRIVE                       2711 N HASKELL
        SUITE 128
        DALLAS            TX 75243               DALLAS             TX 75204
SELLER                                  SHIP TO
        PHILIP MCKEE                             FOR LOCATION # 260-  260

--------------------------------------------------------------------------------
     F.O.B.              FREIGHT                  SEND INVOICES IN DUPLICATE TO:
DALLAS        TX    PREPAY AND INVOICE            The Southland Corporation
---------------------------------------------     P.O. Box 711
  PAYMENT TERMS     SHIPPING INSTRUCTIONS         Dallas, Texas 75221-0711
                SHIP TO ARRIVE BY      01-01-97   Attn: Property Accounting
    Net. 30
--------------------------------------------------------------------------------
QUANTITY          DESCRIPTION AND SPECIFICATIONS           UNIT PRICE    AMOUNT
--------------------------------------------------------------------------------
     XX  TURBOCHEF OVEN (TEST EQUIPMENT). PROD 29785FFIA   $XXXXXXX    $XXXXXXXX

         THIS IS A BLANKET ORDER FOR A THREE PHASE PROGRAM
         BASED UPON THE TURBOCHEF OVEN DEMONSTRATED FOR
         ADRIAN EVANS, KRISTA FULLER AND WENDY BARTH
         (SOUTHLAND REPRESENTATIVES) IT IS TO INCLUDE

         AGREED CHANGES AND IMPROVEMENTS REQUESTED BY THE
         SOUTHLAND REPRESENTATIVES

         PHASE 1 IS FOR XXXXXXXX OVENS FOR USE DURING THE
         FIRST THREE MONTHS OF THE DEVELOPMENT PHASE
         "FOOD AND PACKAGE"

         PHASE 2 IS FOR XXXXXXX OVENS FOR "FOOD AND
         PACKAGE REFINEMENT"   THESE UNITS ARE TO BE USED
         IN TESTS IN THE PERIOD OF FOUR TO SIX MONTHS AFTER
         BEGINNING OF PHASE 1   "BETA TEST MODEL"

         PHASE 3  AT THE END OF THE "BETA TEST PERIOD"
         SOUTHLAND WILL PURCHASE AN ADDITIONAL XXXXXXX OVENS
         FOR THE "PROFITABILITY TESTS"

         ALL PRICES ARE PLUS APPLICABLE TAXES, EXCEPT AS NOTED ABOVE.
--------------------------------------------------------------------------------
THIS PURCHASE ORDER EXPRESSLY LIMITS           THE SOUTHLAND CORPORATION
ACCEPTANCE TO THE TERMS AND CONDITIONS STATED
HEREIN, SET FORTH ON THE REVERSE SIDE AND ANY
SUPPLEMENTARY TERMS AND CONDITIONS ANNEXED         ( SEE PAGE  3 )
OR INCORPORATED BY REFERENCE. ANY ADDITIONAL   BY___________________________
OR DIFFERENT TERMS AND CONDITIONS PROPOSED         THOMAS KISTNER  PURCHASING
BY THE SELLER ARE THEREFORE REJECTED AND                           AGENT
DO NOT BECOME PART OF THIS AGREEMENT.
--------------------------------------------------------------------------------
CHARGE TO:   3 1821  FOR INTERNAL USE ONLY
                                        ----------------------------------------
                                        DUE DATE  INVOICE NO.  AMOUNT  HOLD CODE
                                        ----------------------------------------
[_] PLUS INSTALLATION   PAGE 1 OF 3
                                        ----------------------------------------

                                        ----------------------------------------

[LOGO OF SOUTHLAND CORPORATION APPEARS HERE]

                                PURCHASE ORDER
                                ISSUING OFFICE:
                                CORPORATE PROCUREMENT OFFICE
                                P.O. BOX 711
                                DALLAS, TEXAS 75221-0711

                                                    No. B 605955
                                                    THIS PURCHASE ORDER NUMBER
                                                    MUST BE SHOWN ON TAG, BOX,
                                                    BILL OF LADING OR EXPRESS
                                                    RECEIPT AND ON THE INVOICE.
                                                    COPY OF PAID FREIGHT BILL
                                                    MUST ACCOMPANY INVOICE FOR
                                                    OTHER THAN FOB DESTINATION
                                                    SHIPMENT OR THIRD PARTY
                                                    FREIGHT BILLING.
                                                 ** BLANKET ORDER **

  DATE
        12-13-96
                                                 SOUTHLAND CORP. OFFICE
        TURBOCHEF                                STORES EQUIP PURCHASING
        10500 METRIC DRIVE                       2711 N HASKELL
        SUITE 128
        DALLAS            TX 75243               DALLAS             TX 75204
SELLER                                  SHIP TO
        PHILIP MCKEE                             FOR LOCATION # 260-  260

--------------------------------------------------------------------------------
     F.O.B.              FREIGHT                  SEND INVOICES IN DUPLICATE TO:
DALLAS        TX    PREPAY AND INVOICE            The Southland Corporation
---------------------------------------------     P.O. Box 711
  PAYMENT TERMS     SHIPPING INSTRUCTIONS         Dallas, Texas 75221-0711
                SHIP TO ARRIVE BY     01-01-97    Attn: Property Accounting
    NET. 30
--------------------------------------------------------------------------------
QUANTITY          DESCRIPTION AND SPECIFICATIONS       UNIT PRICE        AMOUNT
--------------------------------------------------------------------------------
         HOWEVER, SOUTHLAND RETAINS THE OPTION TO
         CANCEL ALL OR PART OF THIS XXXXXXX OVEN ORDER
         WITH A 30 DAY NOTICE.

         STARTING DATE OF PHASE 1 IS JANUARY 1997
         DATES STATED HEREIN ARE APPROXIMATE AND
         ARE SUBJECT TO ADJUSTMENT BY MUTUAL AGREEMENT
         BETWEEN BUYER AND SELLER

         INDIVIDUAL PURCHASE ORDERS WILL BE ISSUED
         WITH SPECIFIC SHIPPING INSTRUCTIONS AND TIME
         FOR DELIVERY FOR EACH OVEN     SHIPMENT OF
         UNITS TO ANY ADDRESS IS NOT AUTHORIZED UNTIL
         RECEIPT OF THE

         INDIVIDUAL PURCHASE ORDER WHICH CITES THIS
         BLANKET ORDER

         THIS AGREEMENT COMMENCES ON DECEMBER 15, 1996
         CHANGES TO THIS BLANKET ORDER WILL BE MADE IN
         WRITING, BY MUTUAL AGREEMENT, BETWEEN BUYER
         AND SELLER

     ALL PRICES ARE PLUS APPLICABLE TAXES, EXCEPT AS NOTED ABOVE.

--------------------------------------------------------------------------------
THIS PURCHASE ORDER EXPRESSLY LIMITS ACCEPTANCE     THE SOUTHLAND CORPORATION
TO THE TERMS AND CONDITIONS STATED HEREIN,
SET FORTH ON THE REVERSE SIDE AND ANY
SUPPLEMENTARY TERMS AND CONDITIONS ANNEXED
OR INCORPORATED BY REFERENCE.  ANY ADDITIONAL
OR DIFFERENT TERMS AND CONDITIONS PROPOSED          BY   (SEE PAGE    3)
BY THE SELLER ARE THEREFORE REJECTED AND DO           --------------------------
NOT BECOME PART OF THIS AGREEMENT.                              PURCHASING AGENT
                                                        THOMAS KISTNER.
--------------------------------------------------------------------------------
CHARGE TO: 3 1821 FOR INTERNAL USE ONLY  ---------------------------------------
                                         DUE DATE  INVOICE NO. AMOUNT  HOLD CODE
                                         ---------------------------------------
[_] PLUS INSTALLATION       PAGE 2 OF 3
                                         ---------------------------------------

[LOGO OF SOUTHLAND CORPORATION APPEARS HERE]

                                PURCHASE ORDER
                                ISSUING OFFICE:
                                CORPORATE PROCUREMENT OFFICE
                                P.O. BOX 711
                                DALLAS, TEXAS 75221-0711

                                                    No. B 605955
                                                    THIS PURCHASE ORDER NUMBER
                                                    MUST BE SHOWN ON TAG, BOX,
                                                    BILL OF LADING OR EXPRESS
                                                    RECEIPT AND ON THE INVOICE.
                                                    COPY OF PAID FREIGHT BILL
                                                    MUST ACCOMPANY INVOICE FOR
                                                    OTHER THAN FOB DESTINATION
                                                    SHIPMENT OR THIRD PARTY
                                                    FREIGHT BILLING.
                                                 ** BLANKET ORDER **

  DATE
       12-13-96
                                                 SOUTHLAND CORP. OFFICE
       TURBOCHEF                                 STORES EQUIP PURCHASING
       10500 METRIC DRIVE                        2711 N HASKELL
       SUITE 128
       DALLAS            TX 75243                DALLAS             TX 75204
SELLER                                  SHIP TO
       PHILIP MCKEE                             FOR LOCATION # 260-  260

--------------------------------------------------------------------------------
     F.O.B.              FREIGHT                  SEND INVOICES IN DUPLICATE TO:
DALLAS        TX    PREPAY AND INVOICE            The Southland Corporation
---------------------------------------------     P.O. Box 711
  PAYMENT TERMS     SHIPPING INSTRUCTIONS         Dallas, Texas 75221-0711
                SHIP TO ARRIVE BY      01-01-97   Attn: Property Accounting
    NET. 30
--------------------------------------------------------------------------------
QUANTITY          DESCRIPTION AND SPECIFICATIONS       UNIT PRICE        AMOUNT
--------------------------------------------------------------------------------

         THIS BLANKET ORDER ENDS AT THE COMPLETION OF
         PHASE 3, OR UPON CANCELLATION OF PHASE 3
         WARRANTY PROVISIONS ARE BASED ON EQUIPMENT
         INSTALLATION DATES AND CONTINUE FOR THE

         AGREED WARRANTY PERIOD

         ********** FOR INTERNAL USE ONLY *************
         *                                            *
         *     PERSON RESPONSIBLE: TOM KISTNER        *
         **********************************************
                                                       PO TOTAL **$XXXXXX







     ALL PRICES ARE PLUS APPLICABLE TAXES, EXCEPT AS NOTED ABOVE.

--------------------------------------------------------------------------------
THIS PURCHASE ORDER EXPRESSLY LIMITS ACCEPTANCE     THE SOUTHLAND CORPORATION
TO THE TERMS AND CONDITIONS STATED HEREIN,
SET FORTH ON THE REVERSE SIDE AND ANY
SUPPLEMENTARY TERMS AND CONDITIONS ANNEXED
OR INCORPORATED BY REFERENCE.  ANY ADDITIONAL
OR DIFFERENT TERMS AND CONDITIONS PROPOSED          BY /s/ THOMAS KISTNER
BY THE SELLER ARE THEREFORE REJECTED AND DO           --------------------------
NOT BECOME PART OF THIS AGREEMENT.                              PURCHASING AGENT
                                                        THOMAS KISTNER
--------------------------------------------------------------------------------
CHARGE TO: 3 1821 FOR INTERNAL USE ONLY  ---------------------------------------
                                         DUE DATE  INVOICE NO. AMOUNT  HOLD CODE
                                         ---------------------------------------
[_] PLUS INSTALLATION       PAGE 3 OF 3
                                         ---------------------------------------